UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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SIMON WORLDWIDE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Simon Worldwide, Inc.
5200 W. Century Boulevard
Los Angeles, California 90045
(310) 417-4660

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Simon Worldwide, Inc.:

Notice is hereby given that our 2007 Annual Meeting of Stockholders will be held at the Los Angeles Airport Marriott Hotel, 5855 W. Century Boulevard, Los Angeles, California, on July 19, 2007, at 10:00 a.m. (local time), to consider and act on the following matters:

1. To elect two Class I directors to serve for two-year terms, three Class II directors to serve for three-year terms and two Class III directors to serve for one-year terms;

2. To consider, if properly presented, a non-binding stockholder proposal regarding the recapitalization of Simon Worldwide, Inc.; and

3. To transact such other business as may properly come before the meeting or any adjournment thereof.

Only stockholders of record at the close of business on June 18, 2007 are entitled to notice of, and to vote at, the meeting or any adjournment thereof.

IF YOU PLAN TO ATTEND:

Please call Matilda Dahan at (310) 417-4660 if you plan to attend. Please bring valid picture identification, such as a driver’s license or passport. Stockholders holding stock in brokerage accounts (“street name” holders) will also need to bring a copy of a brokerage statement reflecting stock ownership as of the record date. Cameras, cell phones, recording devices and other electronic devices will not be permitted at the meeting.

By Order of the Board of Directors

/s/  Cameron Read
Cameron Read
Secretary

Los Angeles, California
June 18, 2007

Whether or not you plan to attend the meeting, you are urged to sign, date and return the enclosed proxy in the envelope provided. The execution of your proxy will not affect your right to vote in person if you are present at the meeting.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT

i

Simon Worldwide, Inc.
5200 W. Century Boulevard
Los Angeles, California 90045
(310) 417-4660

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

This Proxy Statement is furnished to the stockholders of Simon Worldwide, Inc. (“Simon”) in connection with the solicitation of proxies by our Board of Directors for use at our Annual Meeting of Stockholders to be held at the Los Angeles Airport Marriott Hotel, 5855 W. Century Boulevard, Los Angeles, California, on July 19, 2007, at 10:00 a.m. (local time) and at any adjournment of the meeting.

Proxies in the form enclosed will be voted at the meeting if they are properly executed, dated and returned to us prior to the meeting and are not revoked prior to the voting. In addition to the enclosed proxy card, you may choose to vote your shares by using a toll-free telephone number or the Internet, as further described on your proxy card. Votes submitted via the Internet or via telephone must be received by 1:00 a.m. Central time on July 19, 2007.

A proxy may be revoked at any time before it is voted by giving our Secretary written notice of revocation executed by the stockholder of record, by delivering a duly executed proxy bearing a later date, or by the stockholder attending the meeting and voting his or her shares in person.

In this proxy statement, Overseas Toys, L.P., an affiliate of The Yucaipa Companies and the holder of all of Simon’s outstanding Series A1 Senior Cumulative Participating Convertible Preferred Stock, is usually referred to as “Yucaipa.” Simon’s Series A1 Senior Cumulative Participating Convertible Preferred Stock is usually referred to in this Proxy Statement as the “Series A Preferred Stock.”

This Proxy Statement is being mailed to our stockholders with a Notice of Annual Meeting on or about June 25, 2007.

Matters to be Considered

The Annual Meeting has been called for the following purposes:

1. To elect two Class I directors to serve for two-year terms, three Class II directors to serve for three-year terms and two Class III directors to serve for one-year terms;

2. To consider, if properly presented, a non-binding stockholder proposal regarding the recapitalization of the Company; and

3. To transact such other business as may properly come before the meeting or any adjournment thereof.

Record Date and Voting

Only stockholders of record at the close of business on June 18, 2007, the record date, are entitled to notice of, and to vote at, the meeting or any adjournment of the meeting. At the close of business on the record date, there were 16,673,193 shares of our common stock and 33,032 shares of our Series A Preferred Stock so held, which shares of Series A Preferred Stock including accrued dividends were convertible for 4,021,320 shares of our common stock. The shares represented by duly executed proxies in the form solicited by the Board of Directors will be voted at the meeting in accordance with the choices specified thereon. If a proxy is executed, but no choice is specified, the shares will be voted as follows:

1. FOR the election of the nominees to the Board of Directors named herein;

2. AGAINST the non-binding stockholder proposal regarding the recapitalization of the Company; and

3. In the discretion of the proxy holders as to the transaction of any other business that may properly come before the meeting. The directors do not currently know of any such other matter or business to be brought before the meeting.

Quorum, Abstentions, Non-Votes And Vote Required

Pursuant to Delaware law, the shares of stock represented at the meeting, either in person or in proxy, and entitled to vote thereat, shall constitute a quorum for the purposes of this meeting, notwithstanding any provision of Simon’s Certificate of Incorporation or Bylaws to the contrary.

A holder of record of our common stock is entitled to one vote for each share so held on the record date. A holder of our Series A Preferred Stock is entitled to one vote for each share of common stock issuable upon conversion of such preferred stock as of the record date. As of June 18, 2007, each share of Series A Preferred Stock is convertible into approximately 121.21 shares of common stock. The holders of the Series A Preferred Stock and common stock shall vote as a single class on the matters to be covered at the meeting.

The affirmative vote of the holders of a plurality of the votes cast either in person or by proxy is required to elect directors. Approval of each other matter before the meeting requires the affirmative vote of the holders of a majority of the aggregate number of votes voted “for” and “against” such matter.

The persons named as proxies, J. Anthony Kouba and Terrence Wallock, were selected by the Board of Directors and are officers of Simon.

Proxy Solicitation And Expenses

The accompanying proxy is being solicited on behalf of our Board of Directors, and all expenses for such solicitation will be borne by us. In addition to the use of the mails, proxies may be solicited by our directors, officers and employees. We will request banks, brokerage houses and other custodians, nominees and fiduciaries to solicit their customers who are beneficial owners of our common stock and to forward solicitation materials to such beneficial owners. We will reimburse them for their reasonable out-of-pocket expenses incurred in such solicitation. Stockholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by such stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information regarding beneficial ownership of the Company’s common stock at June 18, 2007. Except as otherwise indicated in the footnotes, the Company believes that the beneficial owners of its common stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to the shares of the Company’s common stock shown as beneficially owned by them.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth each person known by the Company (other than directors and executive officers) to own beneficially more than 5% of the outstanding common stock:

	Number of Shares
Name and Address	of Common Stock	Percentage
of Beneficial Owner(1)	Beneficially Owned	of Class

Yucaipa and affiliates(2)(3)	4,021,320	19.4%
Overseas Toys, L.P. OA3, LLC Multi-Accounts, LLC Ronald W. Burkle
Everest Special Situations Fund L.P.(4)(5)	2,158,732	13.0%
Maoz Everest Fund Management Ltd. Elchanan Maoz Platinum House 21 H’ arba’ a Street Tel Aviv 64739 Israel
Patrick D. Brady(4)	1,187,414	7.1%
Hazelton Capital Limited(4)(5)	1,130,537	6.8%
28 Hazelton Avenue Toronto, Ontario Canada M5R 2E2
Eric Stanton(4)(5)(6)	1,123,023	6.7%
39 Gloucester Road 6th Floor Wanchai Hong Kong
Gregory P. Shlopak(4)(5)(7)	1,064,900	6.4%
63 Main Street Gloucester, MA 01930
H. Ty Warner(4)(5)	975,610	5.9%
P.O. Box 5377 Oak Brook, IL 60522

(1)	The number of shares beneficially owned by each stockholder is determined in accordance with the rules of the Securities and Exchange Commission and is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes those shares of common stock that the stockholder has sole or shared voting or investment power and any shares of common stock that the stockholder has a right to acquire within sixty (60) days after June 18, 2007, through the exercise of any option, warrant or other right including the conversion of the Series A Preferred Stock. The percentage ownership of the outstanding common stock, however, is based on the assumption, expressly required by the rules of the Securities and Exchange Commission, that only the person or entity whose ownership is being reported has converted options, warrants or other rights into shares of common stock, including the conversion of the Series A Preferred Stock.

(2)	Represents shares of common stock issuable upon conversion of 33,032 shares of outstanding Series A Preferred Stock and accrued dividends. Percentage based on common stock outstanding, plus all such convertible shares. Overseas Toys, L.P. is an affiliate of Yucaipa and is the holder of record of all the outstanding shares of Series A Preferred Stock. Multi-Accounts, LLC is the sole general partner of Overseas Toys, L.P., and OA3, LLC is the sole managing member of Multi-Accounts, LLC. Ronald W. Burkle is the sole managing member of OA3, LLC. The address of each of Overseas Toys, L.P., Multi-Accounts, LLC, OA3, LLC, and Ronald W. Burkle is 9130 West Sunset Boulevard, Los Angeles, California 90069.

Overseas Toys, L.P. is party to a Voting Agreement, dated September 1, 1999, with Patrick D. Brady, Allan I. Brown, Gregory P. Shlopak, the Shlopak Foundation, Cyrk International Foundation, and the Eric Stanton Self-Declaration of Revocable Trust, pursuant to which Overseas Toys, L.P., Multi-Accounts, LLC,

OA3, LLC, and Ronald W. Burkle may be deemed to have shared voting power over 8,233,616 shares for the purpose of election of certain nominees of Yucaipa to the Company’s Board of Directors, and may be deemed to be members of a “group” for the purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended. Overseas Toys, L.P., Multi-Accounts, LLC, OA3, LLC and Ronald W. Burkle disclaim beneficial ownership of any shares, except for the shares as to which they possess sole dispositive and voting power.

(3)	Percentage based on 20,694,513 shares of common stock outstanding and issuable upon conversion of 33,032 shares of outstanding Series A Preferred Stock and accrued dividends as of June 18, 2007.

(4)	Percentage based on 16,673,193 shares of common stock outstanding as of June 18, 2007.

(5)	The information concerning these holders is based solely on information contained in filings pursuant to the Securities Exchange Act of 1934.

(6)	Eric Stanton, as trustee of the Eric Stanton Self-Declaration of Revocable Trust, has the sole power to vote, or to direct the vote of, and the sole power to dispose, or to direct the disposition of, 1,123,023 shares. Mr. Stanton, as trustee of the Eric Stanton Self-Declaration of Revocable Trust, is a party to a Voting Agreement, dated September 1, 1999, with Yucaipa and Patrick D. Brady, Allan I. Brown, Gregory P. Shlopak, the Shlopak Foundation Trust, and the Cyrk International Foundation Trust pursuant to which Messrs. Brady, Brown, Shlopak, and Stanton and the trusts have agreed to vote in favor of certain nominees of Yucaipa to the Company’s Board of Directors. Mr. Stanton expressly disclaims beneficial ownership of any shares except for the 1,123,023 shares as to which he possesses sole voting and dispositive power.

(7)	The information concerning this holder is based solely on information contained in filings Mr. Shlopak has made with the Securities and Exchange Commission pursuant to Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended. Includes 84,401 shares held by a private charitable foundation as to which Mr. Shlopak, as trustee, has sole voting and dispositive power. Mr. Shlopak is a party to a Voting Agreement, dated September 1, 1999, with Yucaipa, Patrick D. Brady, Allan I. Brown, the Shlopak Foundation, Cyrk International Foundation, and the Eric Stanton Self-Declaration of Revocable Trust, pursuant to which Messrs. Brady, Brown, Shlopak, and Stanton and the trusts have agreed to vote in favor of certain nominees of Yucaipa to the Company’s Board of Directors. Mr. Shlopak expressly disclaims beneficial ownership of any shares except for the 1,064,900 shares as to which he possesses sole voting and dispositive power.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth information at June 18, 2007, regarding the beneficial ownership of the Company’s common stock (including common stock issuable upon the exercise of stock options exercisable within 60 days of June 18, 2007) by each director and each executive officer named in the Summary Compensation Table, and by all of the Company’s directors and persons performing the roles of executive officers as a group:

	Number of Shares
Name and Address	of Common Stock	Percentage
of Beneficial Owner(a)	Beneficially Owned	of Class(b)

Allan I. Brown(c)	1,133,023	6.8%
Joseph W. Bartlett(d)	80,000	*
J. Anthony Kouba(e)	60,000	*
Greg Mays(f)	10,000	*
Erika Paulson	—	—
Ira Tochner	—	—
Terrence Wallock(g)	5,000	*
All directors and executive officers as a group (7 persons)(h)	1,288,023	7.7%

*	Represents less than 1%

(a)	The address of each of the directors and executive officers is c/o Simon Worldwide, Inc., 5200 W. Century Boulevard, Suite 420, Los Angeles, California, 90045. The number of shares beneficially owned by each stockholder is determined in accordance with the rules of the Securities and Exchange Commission and is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes those shares of common stock that the stockholder has sole or shared voting or investment power and any shares of common stock that the stockholder has a right to acquire within sixty (60) days after June 18, 2007, through the exercise of any option, warrant or other right, including the conversion of the Series A Preferred Stock. The percentage ownership of the outstanding common stock, however, is based on the assumption, expressly required by the rules of the Securities and Exchange Commission, that only the person or entity whose ownership is being reported has converted options, warrants or other rights including the conversion of the Series A Preferred Stock into shares of common stock.

(b)	Based on 16,673,193 shares of common stock outstanding as of June 18, 2007.

(c)	Includes 20,000 shares issuable pursuant to stock options exercisable within 60 days of June 18, 2007. Mr. Brown has the sole power to vote, or to direct the vote of, and the sole power to dispose, or to direct the disposition of, 1,113,023 shares of common stock. Mr. Brown is party to a Voting Agreement, dated September 1, 1999, with Yucaipa, Patrick D. Brady, Gregory P. Shlopak, the Shlopak Foundation, Cyrk International Foundation, and the Eric Stanton Self-Declaration of Revocable Trust, pursuant to which Messrs. Brady, Brown, Shlopak, and Stanton and the trusts have agreed to vote in favor of certain nominees of Yucaipa to the Company’s Board of Directors. Mr. Brown expressly disclaims beneficial ownership of any shares except for the 1,133,023 shares as to which he possesses sole voting and dispositive power.

(d)	The 80,000 shares are issuable pursuant to stock options exercisable within 60 days of June 18, 2007.

(e)	The 60,000 shares are issuable pursuant to stock options exercisable within 60 days of June 18, 2007.

(f)	The 10,000 shares are issuable pursuant to stock options exercisable within 60 days of June 18, 2007.

(g)	The 5,000 shares are issuable pursuant to stock options exercisable within 60 days of June 18, 2007.

(h)	Includes a total of 175,000 stock options exercisable within 60 days of June 18, 2007.

PROPOSAL NUMBER ONE: ELECTION OF DIRECTORS

Our certificate of incorporation provides that the number of directors shall be determined from time to time by the Board of Directors (but shall be no less than three and no more than fifteen) and that the Board shall be divided into three classes. Each nominee of the Company is currently a director, has consented to being named herein, and has expressed his or her intention to serve if re-elected. Should any nominee of the Company be unable to serve when elected, the proxy holders may vote each proxy (unless authority has been withheld for such nominee) for the election of any other person the Board may recommend. The proxy solicited by this Proxy Statement cannot be voted for a greater number of persons than the nominees named in this Proxy Statement.

On September 1, 1999, Simon entered into a Securities Purchase Agreement with Yucaipa, pursuant to which Simon agreed to fix the size of the Board at seven members. Under the agreement, Yucaipa currently has the right to designate three individuals to be nominated to the Board. The three Yucaipa designees are Ira Tochner, Erika Paulson and Greg Mays.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITS NOMINEES FOR DIRECTOR

The following table sets forth the names and ages of the Company nominees, the year his/her term expires and the year in which each individual was first elected a director:

			Year Term	Director
Name	Age	Class	Expires	Since

Joseph W. Bartlett	74	I	2009	1993
Allan I. Brown	66	I	2009	1999
Joseph Anthony Kouba	59	III	2008	1997
Greg Mays	60	II	2010	2004
Erika Paulson	33	II	2010	2006
				(also from 1999-2001)
Ira Tochner	45	II	2010	2006
Terrence Wallock	62	III	2008	2006

The Company has been informed that one of its stockholders, Everest Special Situations Fund L.P., intends to nominate two persons for election to the Board of Directors. The Company is not soliciting votes in favor of these alternative nominees.

Business History of Directors/Company Nominees and the Executive Officers

MR. BARTLETT is engaged in the private practice of law as of counsel to the law firm of Fish & Richardson. From 1996 through 2002, he was a partner in the law firm of Morrison & Foerster LLP. He was a partner in the law firm of Mayer, Brown & Platt from July 1991 until March 1996. From 1969 until November 1990, Mr. Bartlett was a partner of, and from November 1990 until June 1991 he was of counsel to, the law firm of Gaston & Snow. Mr. Bartlett served as Under Secretary of the United States Department of Commerce from 1967 to 1968 and as law clerk to the Chief Justice of the United States in 1960.

MR. BROWN was the Company’s chief executive officer and president from July 2001 until March 2002 when his employment with the Company terminated. From November 1999 to July 2001, Mr. Brown served as the Company’s co-chief executive officer and co-president. From November 1975 until March 2002, Mr. Brown served as the chief executive officer of Simon Marketing.

MR. KOUBA is a private investor and is engaged in the business of real estate, hospitality, and outdoor advertising. He has served as the Company’s chief executive officer since March 2002. He has been an attorney and a member of the Bar in California since 1972.

MR. MAYS is a consultant and private investor. He has served as the Company’s chief financial officer since May 2003. Throughout his career, Mr. Mays has held numerous executive and financial positions, most recently as chairman of the board of Wild Oats Markets, Inc. since July 2006. Mr. Mays also served as executive vice president-finance and administration of Ralphs Grocery Company from 1995 to 1999. Mr. Mays also serves on the Board of Directors of Source Interlink Companies, Inc. and Pathmark Stores, Inc.

MS. PAULSON is a partner of Yucaipa, which she joined in 1997. Prior to joining Yucaipa, Ms. Paulson served from August 1995 to July 1997 as a member of the corporate finance division at Bear, Stearns & Co., Inc.

MR. TOCHNER is a partner at Yucaipa. Prior to joining Yucaipa in 1990, Mr. Tochner was a manager in the audit division of Arthur Andersen & Co. He is also a director of TDS Logistics, Inc., Ceiva Logic, Inc., Pathmark Stores, Inc., and Aloha Airlines.

MR. WALLOCK is an attorney, consultant, and private investor. He also serves as the Company’s assistant secretary and legal counsel. Prior to engaging in a consulting and private legal practice in 2000, he served a number of public companies as senior executive and general counsel, including Denny’s Inc., The Vons Companies, Inc., and Ralphs Grocery Company. Mr. Wallock also serves on the Board of Directors of Source Interlink Companies Inc. and Carttronics L.L.C.

CORPORATE GOVERNANCE AND THE BOARD OF DIRECTORS

Determination of Director Independence

The Board of Directors has determined that Messrs. Bartlett, Brown and Tochner and Ms. Paulson are “independent” directors, meeting all applicable independence standards promulgated by the Securities and Exchange Commission (“SEC”), including Rule 10A-3(b)(1) pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and by the National Association of Securities Dealers, Inc. (“NASD”). In making this determination, the Board of Directors affirmatively determined that none of such directors has a relationship that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Messrs. Kouba, Mays and Wallock are not independent directors under the independence standards promulgated by the SEC and NASD.

Process for Stockholders to Communicate with Directors

Stockholders may write to the Board or a particular Board member by addressing such communication to the Board or Board member, as applicable, care of the Company’s Chief Financial Officer, at the Company’s offices at 5200 W. Century Boulevard, Los Angeles, California 90045. Unless such communication is addressed to an individual director, the Company will forward any such communication to each of the directors.

Submission of Stockholder Proposals for the 2008 Annual Meeting

Any stockholder who wishes to present a proposal for action at the 2008 Annual Meeting of Stockholders and who wishes to have it set forth in the proxy statement and identified in the form of proxy prepared by us, must deliver such proposal to us at our principal executive offices no earlier than December 27, 2007 and no later than January 26, 2008, and must meet the other requirements for inclusion set forth in Rule 14a-8 under the Securities Exchange Act of 1934, as amended. If a stockholder who wishes to present a proposal fails to notify the Company by January 26, 2008, the stockholder would not be entitled to present the proposal at the meeting. If, however, notwithstanding the requirements of the By-Laws of the Company, the proposal is brought before the meeting, then under the SEC’s proxy rules the proxies solicited by management with respect to the 2008 Annual Meeting will confer discretionary voting authority with respect to the stockholder’s proposal on the persons selected by management to vote the proxies. If a stockholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules.

In order to curtail controversy as to the date on which a proposal will be marked as received by the Company, it is suggested that stockholders submit their proposals by Certified Mail — Return Receipt Requested.

Meetings of the Board

The Board of Directors met 14 times and did not act by written consent during 2006. During 2006, each director attended at least 75% of the total number of meetings of the Board of Directors and meetings of all committees of the Board on which they serve. The Company does not have a policy with regard to Board members’ attendance at annual stockholder meetings. The Company did not hold an annual stockholder meeting in 2006.

Board Committees

The Board has two standing committees: an Audit Committee and a Compensation Committee. The members of each committee are appointed by the Board and are set forth below in this proxy statement. Actions taken by any committee of the Board are reported to the Board, usually at the next Board meeting following a committee meeting. Each standing committee is governed by a committee-specific charter that is reviewed periodically by the applicable committee pursuant to the rules set forth in each charter. The Board annually conducts a self-evaluation of each of its committees. Two of the three members of the Audit Committee are independent directors. Both members of the Compensation Committee are independent directors.

The Audit Committee

The Audit Committee members are Messrs. Bartlett (chairman), Brown, and Kouba. Messrs. Bartlett and Brown meet the independence requirements promulgated by the SEC and NASD, as described above. While Mr. Kouba does not meet such independence requirements due to his position as the Company’s Chief Executive Officer, the Board determined that he would be a valuable member of the Audit Committee due to his familiarity with the Company’s financial reports and internal controls. The Audit Committee’s oversight responsibilities include matters relating to the Company’s financial disclosure and reporting process, including the system of internal controls, the performance of the Company’s internal audit function, compliance with legal and regulatory requirements, and the appointment and activities of the Company’s independent auditors. The Audit Committee held 4 meetings during 2006. The responsibilities of the Audit Committee and its activities during fiscal year 2006 are more fully described in the Audit Committee Report contained in this proxy statement.

The Audit Committee does not currently have a “financial expert,” as defined in the rules of the SEC and required under rules applicable to national stock exchanges. On May 3, 2002, the Company’s stock was delisted by Nasdaq due to the fact that the Company’s stock was trading at a price below the minimum Nasdaq requirement. In the event the Company should ever qualify and seek re-listing, the Company would be required to have an audit committee financial expert.

Attached to this proxy statement as Appendix A is a copy of the Audit Committee’s charter. The charter is not available on the Company’s website.

The Compensation Committee

The Compensation Committee members are Messrs. Bartlett and Brown. Messrs. Bartlett and Brown meet the independence requirements promulgated by the SEC and NASD, as described above. The Compensation Committee’s responsibilities include the discharge of the Board’s responsibilities relating to the compensation of the Company’s directors, officers, and key employees, the administration of the Company’s incentive compensation and stock plans, the review and recommendation to the Board of the Company’s Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K, and the production of an annual report on executive compensation for inclusion in the Company’s proxy statement or 10-K in accordance with applicable rules and regulations. There were two meetings held by the Compensation Committee during 2006 which were attended by each director serving on the committee.

Attached to this proxy statement as Appendix B is a copy of the Compensation Committee’s charter. The charter is not available on the Company’s website.

Nominating Committee

The Company does not have a standing nominating committee or a committee performing similar functions. Given the status of the Company’s operations and the Company’s belief that it has benefited from having a board composed of individuals familiar with the Company’s operations, the Company has not found it necessary to obtain nominees from outside its Board of Directors. Stockholders wishing to suggest candidates for consideration as potential director nominees may do so in accordance with the timelines for stockholder proposals outlined above under the heading “Submission of Stockholder Proposals for the 2008 Annual Meeting” by submitting the candidate’s name, experience, and other relevant information to the Company. The Company does not distinguish between nominees recommended by stockholders and other nominees.

Directors’ Compensation

The following table provides compensation information for 2006 for each member of our Board of Directors except for board members disclosed in the Summary Compensation Table below. Also during 2006, there were no stock awards, option awards, non-equity incentive plan compensation, pension earnings or non-qualified deferred compensation earnings.

	Fees
	Earned
	or Paid
Name	in Cash(a)		Total

Joseph Bartlett(b)	$111,500	(b)	$111,500
Allan Brown(c)	111,400	(c)	111,400
Erika Paulson(d)	43,139	(d)	43,139
Ira Tochner(e)	45,139	(e)	45,139
Terry Wallock(f)	58,269	(f)	58,269

(a)	Directors are paid an annual retainer of $50,000. Directors also receive a fee of $2,000 for each Board of Directors, Audit and Compensation Committee meeting attended. The chairmen of the Audit and the Compensation Committees also receive annual retainers of $7,500 and $5,000, respectively, plus an additional $500 for each committee meeting they chair.

(b)	Consists of $50,000 for board retainer, $42,000 for board meeting fees, $12,000 in other board fees, and $7,500 for Audit Committee chair fee. Mr. Bartlett held 85,000 stock options, all of which were vested, at December 31, 2006.

(c)	Consists of $50,000 for board retainer, $39,000 for board meeting fees, $12,000 in other board fees, $5,400 fees for additional time spent per Mr. Brown’s Executive Services Agreement, and $5,000 for Compensation Committee chair fee. Mr. Brown held 20,000 stock options, all of which were vested, at December 31, 2006.

(d)	Ms. Paulson became a member of the board on April 18, 2006. Amount consists of $35,139 for board retainer and $8,000 for board meeting fees.

(e)	Mr. Tochner became a member of the board on April 18, 2006. Amount consists of $35,139 for board retainer and $10,000 for board meeting fees.

(f)	Mr. Wallock became a member of the board on March 27, 2006. Amount consists of $38,269 for board retainer and $20,000 for board meeting fees. Mr. Wallock held 5,000 stock options, all of which were vested, at December 31, 2006.

As an inducement to the Company’s Directors to continue their services to the Company in the wake of the events of August 21, 2001, the date McDonald’s notified the Company that it was terminating its long-standing relationship with the Company, and to provide assurances that the Company would be able to fulfill its obligations to indemnify directors, officers and agents of the Company and its subsidiaries (individually “Indemnitee” and collectively “Indemnitees”) under Delaware law and pursuant to various contractual arrangements, in March 2002 the Company entered into an Indemnification Trust Agreement (“Agreement”) for the benefit of the Indemnitees. Pursuant to this Agreement, the Company deposited a total of $2.7 million with an independent trustee to fund any indemnification amounts owed to an Indemnitee which the Company was unable to pay. These arrangements, and the Executive Services Agreements, were negotiated by the Company on an arms-length basis with the advice of the Company’s counsel and other advisors. On March 1, 2006, the trust expired by its own terms without any claims having been made and all funds held by the trust plus accrued interest, less trustee fees, totaling approximately $2.8 million were returned to the Company.

Executive Services Agreements with Directors

In May 2003, the Company entered into Executive Services Agreements with Messrs. Bartlett, Brown, and Wallock. The purpose of the Agreements was to substantially lower the administrative costs of the Company going forward while at the same time retaining the availability of experienced executives knowledgeable about the Company for ongoing administration as well as future opportunities. The Agreements provide for compensation at the rate of $1,000 per month to Messrs. Bartlett and Brown, and $3,365 per week to Mr. Wallock. Additional hourly compensation is provided after termination of the Agreements and, in some circumstances during the term, for extensive commitments of time related to any legal or administrative proceedings and merger and acquisition activities in which the Company may be involved. As of December 31, 2006, $5,400 of such additional payments have been made. The Agreements call for the payment of health insurance benefits and provide for mutual releases upon termination. By amendments dated May 3, 2004, and, in the case of Mr. Wallock, May 27, 2006, the Agreements were amended to allow termination at any time by the Company by the lump sum payment of one year’s compensation and by the executive upon one year’s notice, except in certain circumstances wherein the executive can resign immediately and receive a lump sum payment of one year’s salary. Under the amendments health benefits are to be provided during any notice period or for the time with respect to which an equivalent payment is made.

Report of the Audit Committee

For fiscal year 2006, the Audit Committee reviewed the audited consolidated financial statements of the Company and met with both management and BDO Seidman, LLP, the Company’s independent registered public accounting firm, to discuss those consolidated financial statements. Management has represented to the Audit Committee that the consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America and that there were no material deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data and that there was no fraud, whether or not material, that involved management or other employees who have a significant role in the Company’s internal controls.

The Committee has received from and discussed with BDO Seidman, LLP the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). These items relate to BDO Seidman, LLP’s independence from the Company. The Committee also discussed with BDO Seidman, LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended by Statement on Auditing Standards No. 90 (Audit Committees Communications).

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements of the Company be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2006. The Audit Committee also decided to retain BDO Seidman, LLP as the Company’s independent registered public accounting firm for the 2007 fiscal year.

Respectfully Submitted By The Audit
Committee Of The Board Of Directors

Joseph W. Bartlett (Chairman)
Allan I. Brown
Joseph Anthony Kouba

COMPENSATION DISCUSSION AND ANALYSIS

Overview

The principal responsibilities of the Compensation Committee are to establish aggregate compensation levels sufficient to retain and attract executives capable of leading the Company to its business objectives including, but not limited to, compliance with corporate governance requirements and the analysis and implementation of a future direction for the Company.

During 2006, the Compensation Committee met two times, in each case with other of the Company’s executives in attendance. At the first meeting, discussion focused on the transition of Mr. Mays, approving the terms of his new executive services agreement, dated as of March 27, 2006. At the second meeting, discussion focused on the desirability of reviewing the compensation structure of the Board of Directors and of the Company’s executive officers. The Company has engaged Pearl Meyer & Partners to assist in the review of the Company’s compensation structure for directors. Based on this review, and in consideration of the role of the Board of the Company, particularly the fact that it has also operated as a management committee for the Company, the Board determined to leave Board the compensation structure for directors unchanged.

Compensation Philosophy and Objectives

The Compensation Committee has tried to structure compensation to be in an amount sufficient to secure the services of experienced executives, knowledgeable about the Company for ongoing administration as well as future opportunities, while at the same time providing for administrative costs to be as low as possible. As noted above, the Company engaged in a review of its compensation structure for its directors and executive officers, and continues to compensate its executive officers pursuant to the terms of existing Executive Services Agreements, as discussed below.

Setting Executive Compensation

With the exception of Mr. Mays, the Company did not make any change to the compensation arrangements existing prior to the beginning of 2006 for the Company’s executive officers.

As discussed below, the Company and Mr. Mays entered into an Executive Services Agreement on March 27, 2006, which may be terminated by either party upon 90 days written notice and which requires Mr. Mays to continue to provide accounting services and act as chief financial officer of the Company under his existing salary and employment conditions until either party terminates the arrangement.

The Compensation Committee considered various factors in determining the amount of compensation, including wind-down of the Company’s former promotions business operations, additional responsibilities and potential liabilities assumed resulting from the Sarbanes-Oxley Act of 2002, the completion of projects critical to the Company’s long-term success, and the Company’s need to retain experienced executives, knowledgeable about the Company for ongoing administration as well as future opportunities. These factors, however, were not assigned individual mathematical weights when the Compensation Committee made such determinations, and therefore, such determinations were based on the Compensation Committee’s judgment as to what is reasonable and appropriate. While the Compensation Committee considered general market trends in setting compensation levels under the Executive Services Agreements, it did not benchmark compensation levels to specific companies.

2006 Executive Compensation Components

As detailed below under the title “Executive Services Agreements with Officers,” the agreements that the Company has entered into with its executive officers are generally terminable by the Company at any time by the lump sum payment of one year’s compensation and by the executive upon one year’s notice, provided that in certain circumstances, the executive can resign immediately and receive a lump sum payment of one year’s salary. The Executive Services Agreement with Mr. Mays is terminable on 90 days notice by either the Company or Mr. Mays. During any such notice period or for the time with respect to which an equivalent payment is made, the executive is entitled to receive health benefits from the Company and provide for mutual releases upon termination. The Company believes that it has structured its post-termination payments so as to be able to attract needed talent, but to minimize the magnitude of its post-termination financial obligations. Given that the Company currently has no operating business, the Compensation Committee has structured compensation pursuant to the Executive Services Agreement to consist exclusively of cash compensation, paid currently.

The Company has historically made equity awards to its directors and executive officers, though did not make any such awards in 2006. Previously, awards were made pursuant to the terms of the Company’s 1993 Omnibus Stock Plan, which expired by its terms in 2003, and pursuant to the terms of the Company’s 1997 Acquisition Stock Plan, which expired by its terms on April 4, 2007, although there are no outstanding awards granted under that plan. The Company does not have any program, plan, or practice of timing option grants to its executives in coordination with the release of material non-public information and did not have any such program, plan, or practice during 2006.

The Company has not formally adopted any stock ownership or stock retention guidelines, in part due to the illiquid nature of the Company’s stock.

Tax and Accounting Implications

Deductibility of Executive Compensation

As part of its role, the Compensation Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code, which provides that the Company may not deduct compensation of more than $1,000,000 that is paid to certain individuals. Given the level of compensation paid by the Company to its executive officers, this $1,000,000 limitation has not been a limiting issue for the Company in structuring its compensation.

Nonqualified Deferred Compensation

On October 22, 2004, the American Jobs Creation Act of 2004 was signed into law, changing the tax rules applicable to nonqualified deferred compensation arrangements. While the final regulations have not become effective yet, the Company will continue to monitor these regulations in order to be in compliance should it, in the future, elect to make payments of nonqualified deferred compensation.

Accounting for Stock-Based Compensation

Beginning on January 1, 2006, the Company began accounting for stock-based payments in accordance with the requirements of FASB Statement 123(R), “Share-based Payment.”

Summary Compensation Table

The following table sets forth the compensation the Company paid or accrued for services rendered in 2006 for the individuals who have served as principal executive officer or principal financial officer during the year. Also during 2006, there were no bonuses, stock awards, option awards, non-equity incentive plan compensation, pension earnings, or non-qualified deferred compensation earnings. The Company has no other executive officers.

				(c)
		(a)		All Other
Name and Principal Position	Year	Salary		Compensation		Total

J. Anthony Kouba	2006	$350,000		$88,000	(d)	$438,000
Chief Executive Officer and Director
George Golleher	2006	103,654	(b)	384,264	(e)	487,918
Former Co-Chief Executive Officer and former Director
Greg Mays	2006	210,000		289,467	(f)	499,467
Chief Financial Officer and Director

(a)	All cash compensation received by each individual in their capacity as an executive officer consists of salary.

(b)	Mr. Golleher resigned on April 18, 2006. Prior to his resignation, his annual salary was $350,000.

(c)	In accordance with the rules of the Securities and Exchange Commission, other compensation in the form of perquisites and other personal benefits have been omitted for all of the individuals in the table because the aggregate amount of such perquisites and other personal benefits was less than $10,000.

(d)	Consists of $50,000 for board retainer and $38,000 for board meeting fees.

(e)	Consists of $350,000 for severance paid for termination of 2003 Executive Services Agreement, $14,000 for board meeting fees, $14,808 for board retainer, and $5,456 for other accrued compensation paid.

(f)	Consists of $210,000 for severance paid for termination of 2003 Executive Services Agreement, $48,077 for board retainer, $26,000 for board meeting fees, and $5,390 for other accrued compensation paid. The Company and Mr. Mays subsequently entered into a new agreement in March 2006 which provided for the same annual salary and is terminable by either party upon 90 days notice.

Grants of Plan-Based Awards

There were no grants of equity or non-equity plan-based awards during the last fiscal year.

Executive Services Agreements with Officers

In May 2003, the Company entered into Executive Services Agreements with Messrs. Kouba, Golleher, and Mays. The purpose of the Agreements was to substantially lower the administrative costs of the Company going forward while at the same time retaining the availability of experienced executives knowledgeable about the Company for ongoing administration as well as future opportunities. The Agreements provide for compensation at the rate of $6,731 per week to Messrs. Kouba and Golleher, and $4,040 per week to Mr. Mays. Additional hourly compensation is provided after termination of the Agreements and, in some circumstances during the term, for extensive commitments of time related to any legal or administrative proceedings and merger and acquisition activities in which the Company may be involved. As of December 31, 2006, no such additional payments have been made. The Agreements call for the payment of health insurance benefits and provide for mutual releases upon termination. Health benefits provided during 2006 by the Company to Messrs. Kouba, Golleher, and Mays were $18,912, $25,336, and $27,736, respectively. By amendments dated May 3, 2004, the Agreements were amended to allow termination at any time by the Company by the lump sum payment of one year’s compensation and by the executive upon one year’s notice, except in certain circumstances wherein the executive can resign immediately and receive a lump sum payment of one year’s salary. Under the amendments health benefits are to be provided during any notice period or for the time with respect to which an equivalent payment is made. The Company entered into a new Executive Services Agreement with Mr. Mays on March 27, 2006, upon termination of his prior agreement. Mr. Golleher resigned on April 18, 2006.

Outstanding Equity Awards at Fiscal Year-End

The following table includes information relating to the value of all unexercised options previously awarded to the executive officers named above as of December 31, 2006. In addition, there were no unexercisable options, unearned options, or stock awards outstanding as of December 31, 2006.

	Option Awards
	Number of
	Securities
	Underlying
	Unexercised	Option	Option
	Options	Exercise	Expiration
Name	Exercisable	Price	Date

J. Anthony Kouba	5,000	$15.50	03/31/08
Chief Executive Officer and Director	20,000	5.38	02/23/09
	5,000	7.56	03/31/09
	5,000	8.81	03/31/10
	5,000	2.00	03/30/11
	20,000	0.10	05/09/13
Greg Mays	10,000	0.10	05/09/13
Chief Financial Officer and Director

Option Exercises and Stock Vested

The following table includes information relating to the options exercised by the executive officers named above during the year ended December 31, 2006. The Company did not make any stock awards during the year ended December 31, 2006, and there was no vesting of stock awards during 2006.

Option Awards
Number of
	Shares	Value
	Acquired	Realized
Name	on Exercise	on Exercise

George Golleher	20,000	$6,000	(a)
Former Co-Chief Executive Officer and former Director

(a)	This value realized is the difference between the market price of $.40 of our common stock on May 24, 2006 (as no price was available for the exercise date of May 25, 2006) and the option exercise price of $.10.

Post-Employment Compensation

The Company does not have any pension plans or non-qualified deferred compensation arrangements.

As described in the “Executive Services Agreements with Officers” section above, the Agreements with the executives call for the payment of health insurance benefits and provide for mutual releases upon termination. By amendments dated May 3, 2004, the Agreements were amended to allow termination at any time by the Company by the lump sum payment of one year’s compensation and by the executive upon one year’s notice, except in certain circumstances wherein the executive can resign immediately and receive a lump sum payment of one year’s salary. Under the amendments health benefits are to be provided during any notice period or for the time with respect to which an equivalent payment is made.

Potential Payments upon Termination

Voluntary Termination

Mr. Kouba may voluntarily terminate his Executive Services Agreement with the Company under certain circumstances and receive a lump sum payment in the amount of $350,000. The new Executive Services Agreement between Mr. Mays and the Company does not provide for any payment in the case of voluntary termination.

Involuntary Termination

In the event that the Company terminates Mr. Kouba’s Executive Services Agreement without cause, Mr. Kouba would be entitled to receive a lump sum payment in the amount of $350,000. The new Executive Services Agreement between Mr. Mays and the Company does not provide for any payment in the case of involuntary termination other than the 90-day notice period which would total $52,500.

Retirement

Neither Mr. Kouba’s Executive Services Agreement nor Mr. Mays’ new Executive Services Agreement provides for any payment in the case of retirement.

Change in Control

Mr. Kouba may terminate his Executive Services Agreement with the Company within 6 months of a change in control and receive a lump sum payment in the amount of $350,000. The new Executive Services Agreement between Mr. Mays and the Company does not provide for any payment in the case of a change in control.

Health Insurance Benefits

In the event of voluntary or involuntary termination or a change in control, Mr. Kouba and Mr. Mays would be entitled to health insurance benefits at substantially the same benefit level as provided during employment in the approximate amounts of $28,368 and $41,604, respectively, paid in monthly installments over an 18-month period.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

We have reviewed and discussed with management the above Compensation Discussion and Analysis. Based on such reviews and discussions, we recommend to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

Respectfully Submitted By The Compensation
Committee Of The Board Of Directors

Joseph W. Bartlett
Allan I. Brown

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee consists of Messrs. Bartlett and Brown. No person who served as a member of the Compensation Committee was, during the past fiscal year, an officer or employee of the Company, was formerly an officer of the Company or any of its subsidiaries, or had any relationship requiring disclosure herein. No executive officer of the Company served as a member of the Board of Directors or compensation committee of another entity (or other committee of the Board of Directors performing equivalent functions), one of whose executive officers served as a director of the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as disclosed herein, there have been no transactions between the Company and its officers, directors, principal stockholders and affiliates that the Company is required to disclose pursuant to Item 404 of Regulation S-K promulgated by the SEC.

PROPOSAL NUMBER TWO: NON-BINDING STOCKHOLDER RECAPITALIZATION PROPOSAL

The Company has received a non-binding stockholder proposal from Everest Special Situations Fund L.P., 21 Ha’arbaa Street, Tel Aviv 64739 Israel (the “Proponent”). The Proponent required that the Company include the following proposal and supporting statement in its proxy statement for the Annual Meeting, and if properly presented, this proposal will be voted on at the Annual Meeting. The Proponent’s proposal is quoted verbatim below.

For the reasons described below, the Board of Directors has not taken a position either supporting or opposing this proposal. However, given the preliminary nature of the proposal, if a proxy is executed but no choice is specified, the shares will be voted AGAINST this proposal.

Stockholder Proposal and Supporting Statement

“Resolved, that the stockholders of the Company recommend that the Company’s Board of Directors (i) approve a proposal to convert all issued and outstanding shares of Series A1 Senior Cumulative Participating Convertible Preferred Stock of the Company (the “Preferred Stock”) into that number of shares of Common Stock, $.01 par value (the “Common Stock”), equal to 70% of the resulting issued and outstanding shares of the Common Stock and (ii) submit such proposal for approval by the Company’s holders of Common Stock and Preferred Stock, voting separately and as a group, in the form of an amendment to the Company’s Certificate of Incorporation as required by the Delaware General Corporation Law and the Company’s Certificate of Incorporation, at a special meeting of stockholders of the Company to be held as soon as practicable.”

Supporting Statement: “Everest is hereby submitting a non-binding recapitalization proposal for approval of the stockholders of the Company at an Annual Meeting wherein all issued and outstanding shares of Series A1 Senior Cumulative Participating Convertible Preferred Stock of the Company (the “Preferred Stock”) shall be converted into shares of Common Stock to align the interests of the equity holders of the Company. As of the date hereof, the shares of Preferred Stock has a liquidation preference over the shares of the Common Stock that exceeds the amount of cash on hand at the Company. We believe this situation results in differences in approaches on how to maximize each group’s financial interest in the Company.

We are therefore proposing that, upon approval of the Board of Directors, the holders of the Preferred Stock and the holders of the outstanding shares of Common Stock, all the issued and outstanding shares of Preferred Stock be converted into shares of Common Stock equal to 70% of the issued and outstanding shares of the Company. The remaining 30% of the issued and outstanding shares of Common Stock shall be distributed pro-rata to the existing stockholders of the Company based on their percentage ownership of shares of Common Stock immediately prior to the financial recapitalization. We are also proposing that the approval be non-binding to provide the Board of Directors the flexibility to determine if and when is the best time to effectuate the financial recapitalization.”

Statement of the Board of Directors Regarding the Shareholder Proposal

The Board of Directors has not taken a position either supporting or opposing the stockholder proposal for a recapitalization of the Company. However, given the preliminary nature of the proposal, if a proxy is executed but no choice is specified, the shares will be voted AGAINST this proposal.

The Board of Directors acting alone does not have the power to implement the actions contemplated by the proposal. An amendment of the Company’s certificate of incorporation, such as is contemplated by the proposal, requires the approval of a majority of the issued and outstanding capital stock of the Company on an as-converted basis, plus the approval of a majority of the issued and outstanding Series A Preferred Stock of the Company. Given the need for these additional approvals, the Board of Directors has not taken a position either supporting or opposing this stockholder proposal.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BDO Seidman, LLP served as the Company’s independent registered public accounting firm for the 2006 fiscal year and has been selected as the Company’s independent registered public accounting firm for the 2007 fiscal year. Representatives of BDO Seidman, LLP are expected to attend the 2007 Annual Meeting of Stockholders, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Principal Accountant Fees and Services

The following table presents fees, including reimbursement for expenses, for professional services rendered by the Company’s independent registered public accounting firm for the fiscal years ended December 31, 2006 and 2005:

	Fiscal Year
	2006	2005
	(In thousands)

Audit fees(1)	$119	$100
Audit-related fees(2)	—	15
Tax fees(3)	40	42
All other fees(4)	—	—
Total	$159	$157

(1)	Audit fees are related to the audit of the Company’s consolidated annual financial statements, review of the interim consolidated financial statements and services normally provided by the Company’s independent registered public accounting firm in connection with statutory and regulatory filings and engagements.

(2)	Audit-related fees are for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under Audit fees. This category includes fees billed related to an employee benefit plan audit. The Company’s last required employee benefit audit was for fiscal year 2005.

(3)	Tax fees are related to tax compliance, planning, and consulting.

(4)	All other fees are for services other than those reported in the other categories.

Policy on Audit Committee Pre-Approval Policies and Procedures

Pre-approval is provided by the Audit Committee for up to one year of all audit and permissible non-audit services provided by the Company’s independent auditor. Any pre-approval is detailed as to the particular service or category of service and is generally subject to a specific fee. During the periods covered above under “Principal Accountant Fees and Services,” the Company’s independent registered public accounting firm did not provide any non-audit services to the Company except as specifically pre-approved by the Audit Committee.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act, requires the Company’s directors, executive officers and holders of more than 10% of the Company’s common stock on an as-converted basis (collectively, “Reporting Persons”) to file with the SEC initial reports of ownership and reports of changes in ownership of common stock of the Company. Such persons are required by regulations of the SEC to furnish the Company with copies of all such filings. Based on its review of the copies of such filings received by it with respect to the fiscal year ended December 31, 2006 and written representations from certain Reporting Persons, the Company believes that all Reporting Persons complied with all Section 16(a) filing requirements in the fiscal year ended December 31, 2006, with the exception that (a) Mr. Tochner’s Initial Statement of Beneficial Ownership of Securities on Form 3 was required to be filed within 10 days of April 18, 2006 but was filed on June 1, 2006 and (b) Ms. Paulson’s Initial Statement of Beneficial Ownership of Securities on Form 3 was required to be filed within 10 days of April 18, 2006 but was filed on May 31, 2006.

By Order of the Board of Directors

Cameron Read
Secretary

Los Angeles, CA
June 18, 2007

Appendix A

SIMON WORLDWIDE, INC.
AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
CHARTER
(as amended June 19, 2007)

I.	PURPOSE

The primary function of the Audit Committee (the “Committee”) is to assist the Board of Directors (the “Board”) in fulfilling its oversight responsibilities. The Committee’s primary duties and responsibilities are to:

•	Monitor the Corporation’s financial reporting process and internal control system.

•	Establish standards of internal controls to be followed by the Corporation.

•	Review and appraise the audit efforts of the Corporation’s independent accountants.

•	Provide an open avenue of communication among the independent accountants, the Corporation’s senior employees and consultants who are involved in the financial reporting process and internal control system (the “Senior Staff”), and the Board.

The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV. of this Charter.

II.	COMPOSITION

The Committee shall be comprised of two or more directors as determined and elected by the Board, each of whom shall have a working familiarity with basic finance and accounting practices.

Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.	MEETINGS

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with Senior Staff and the independent accountants in separate executive sessions to discuss any matters that the Committee or either of these groups believes should be discussed privately. In addition, the Committee should meet with the independent accountants and Senior Staff quarterly to review the Corporation’s financial statements consistent with Section IV. Of this Charter.

IV.	RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Committee shall:

Documents/Reports Review

1. Review and update this Charter periodically, but no less than annually, as conditions dictate.

2. Review the Corporation’s annual financial statements and any financial reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the Corporation’s independent accountants.

3. Review with Senior Staff and the independent accountants each 10-Q prior to its filing and prior to the release of earnings.

Independent Accountants

4. Be directly responsible for the appointment, compensation, oversight and, if necessary, removal of the Corporation’s independent accountants (including the resolution of disagreements between Senior Staff and the independent accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. Any such independent accountants shall report directly, and have ultimate accountability, to the Committee.

5. On an annual basis, receive from the Corporation’s independent accountants a formal written statement identifying all relationships between the independent accountants and the Corporation consistent with Independence Standards Board Standard 1. The Committee shall actively engage in a dialogue with the independent accountants as to any disclosed relationships or services that may impact the accountants’ independence. The Committee shall take, or recommend that the Board take, appropriate action to oversee the independence of the accountants.

6. On an annual basis, discuss with representatives of the independent accountants the matters required to be discussed by Statement on Auditing Standards 61, as it may be modified or supplemented.

7. Review and discuss with the independent accountants (outside of the presence of Senior Staff) any problems or difficulties that the independent accountants may have encountered with Senior Staff or others.

8. To the extent required by Section 202 of the Sarbanes-Oxley Act of 2002 and the rules of the Securities and Exchange Commission (“SEC”) adopted thereunder, pre-approve all non-audit services to be provided to the Corporation by the independent accountants.

9. Review and discuss with the independent accountants on a timely basis (i) all critical accounting policies and practices to be used, (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with Senior Staff, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent accountants, and (iii) other material written communications between the independent accountants and the Corporation, such as any management letter or schedule of unadjusted differences.

10. Periodically consult with the independent accountants out of the presence of Senior Staff about internal controls and the fullness and accuracy of the organization’s financial reporting processes, both internal and external.

Financial Reporting Process

11. In consultation with the independent accountants, review the integrity of the Corporation’s financial reporting processes, both internal and external.

12. Consider the independent accountants’ judgments about the quality and appropriateness of the Corporation’s accounting principles as applied in its financial reporting.

13. Consider and approve, if appropriate, major changes to the Company’s auditing and accounting principles and practices as suggested by the independent accountants or Senior Staff.

14. Establish procedures for (i) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of, or consultants to, the Corporation of concerns regarding questionable accounting or auditing matters.

15. Provide for separate systems of reporting to the Committee by each of Senior Staff and the independent accountants regarding any significant judgments made in Senior Staff’s preparation of the financial statements and the view of each as to appropriateness of such judgments.

16. Following completion of the annual audit, review separately with each of Senior Staff and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

17. Review any significant disagreement among Senior Staff and the independent accountants in connection with, among other things, the preparation of the financial statements.

18. Review with the independent accountants and Senior Staff the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

Ethical and Legal Compliance

19. Establish, review and update periodically a Code of Ethical Conduct (the “Ethical Code”) and ensure that the Corporation has established a system to monitor compliance with the Ethical Code. The Ethical Code shall be applicable to the senior financial officers of the Corporation, or persons performing similar functions, and shall comply with the definition of “code of ethics” set forth in Section 406 of the Sarbanes-Oxley Act of 2002.

20. Ensure that the Corporation has the proper review system in place to ensure that its financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

21. Prepare a report in accordance with Item 306 of Regulation S-K of the SEC as required under the proxy rules of the SEC.

22. Review, with the Corporation’s counsel, any legal matter that could have a significant impact on the Corporation’s financial statements.

23. Perform any other activities consistent with this Charter, the Corporation’s By-laws and governing law as the Committee or the Board deems necessary or appropriate.

Appendix B

SIMON WORLDWIDE, INC.
CHARTER OF THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS

A.	Purpose and Scope

The primary purpose of the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Simon Worldwide, Inc. (the “Company”) is to exercise the responsibilities and duties set forth below, including but not limited to (1) discharging the Board’s responsibilities relating to the compensation of the Company’s directors, officers, and key employees, (2) being responsible for the administration of the Company’s incentive compensation and stock plans, (3) being responsible for the review and recommendation to the Board of the Company’s Compensation Discussion and Analysis (“CD&A”) required by Item 402(b) of Regulation S-K, and (4) being responsible for the production of an annual report on executive compensation for inclusion in the Company’s proxy statement or 10-K in accordance with applicable rules and regulations.

B.	Composition

The Committee shall be comprised of up to three Board members as determined by the Board, each of whom must be a “non-employee director” as defined by Rule 16b-3 under the Securities Exchange Act of 1934, satisfy the definition of “independent” under the listing standards of The Nasdaq Global Market (or such other securities exchange as the Company is then-listed), the Internal Revenue Service (including the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended), and satisfy any other requirements as determined by the Board from time to time.

The members of the Committee shall be elected by the Board annually at the first Board of Directors meeting held after the annual shareholders meeting and shall serve until their successors shall have been duly elected and qualified, or until the earlier of their resignation or removal. The Chair of the Committee shall be appointed by the Board of Directors.

C.	Responsibilities and Duties

To fulfill its responsibilities and duties the Committee shall:

1. Make periodic reports to the Board regarding the activities of the Committee.

2. Establish a compensation policy for officers and key employees designed to (i) provide competitive compensation that will attract and retain qualified officers and key employees, (ii) reward officers and key employees for their contributions to the Company, and (iii) align officers’ and key employees’ interests with the interests of shareholders. As considered necessary, the Committee shall review competitive practices and trends to determine the adequacy of the compensation policy.

3. Subject to variation where considered appropriate, the compensation policy for officers and key employees shall include a base salary, which shall be set annually or other frequency that the Committee considers appropriate, and may include other compensation, which shall be awarded for the achievement of designated objectives or superior performance, and long-term incentive compensation in the forms of equity participation and other awards.

4. Review and approve annually corporate goals and objectives relevant to Chief Executive Officer (“CEO”) compensation, evaluate the CEO’s performance in light of those goals and objectives, and determine, or recommend to the Board for determination, the appropriate level of base compensation, bonus, and other long-term incentive compensation for the CEO based on this evaluation.

5. Annually evaluate the performance of the Company’s officers and key employees and determine, or recommend to the Board for determination, the appropriate level of base compensation, bonus, and other long-term incentive compensation for the officers and key employees of the Company.

6. Consider and take actions with respect to the adoption, amendment, administration and termination of compensation, welfare, benefit, pension and other plans (including the grant of options under stock option plans) related to compensation of current and former employees of the Company in each case

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where considered necessary taking into account appropriate industry benchmarks and, as considered appropriate, the compensation policies pursued by companies similarly situated to the Company.

7. Design incentive compensation plans to allow the Company to attract and retain talented personnel and align the pay of such personnel with the long-term interests of shareholders. Take actions that may be necessary or advisable to implement and administer the Company’s incentive compensation plans, all in accordance with the terms of such plans.

8. Evaluate and recommend to the Board the appropriate level of director compensation and take primary responsibility for ensuring that any payments to directors other than in their capacity as directors are fully and properly disclosed.

9. Review and approve, for the CEO and the other officers and key employees of the Company, (i) any employment agreements, severance arrangements, and change in control agreements or provisions, and (ii) any special or supplemental benefits.

10. Review and assess the adequacy of this Charter annually, or other frequency considered appropriate, to ensure compliance with any rules or regulations promulgated by any regulatory body and recommend to the Board for its approval any modifications to this Charter, if and when considered appropriate.

11. Form and delegate authority to subcommittees as considered appropriate.

12 Make this Charter, and any amendments, public as appropriate or to ensure compliance with any rules or regulations promulgated by any regulatory body.

13. Produce an annual report on executive compensation for inclusion in the Company’s proxy statement or 10-K in accordance with applicable rules and regulations.

14. Review the Company’s CD&A and, if satisfactory, recommend to the Board its inclusion in the Company’s annual report on Form 10-K or proxy statement on Schedule 14A, as applicable.

15. Oversee the Company’s compliance with any rules promulgated by any regulatory body prohibiting loans to officers and directors of the Company.

16. Have such additional powers and duties as may be reasonable, necessary, or desirable, in the Committee’s discretion, to exercise its powers and fulfill its duties.

D.	Meetings

The Committee shall meet as frequently as considered necessary but at least once per year. The Committee may invite members of management or others to attend Committee meetings. However, the CEO may not be present at a meeting when his or her compensation is determined or approved. Meetings may be called by the Chair of the Committee at the request of any member of the Committee or any member of the Board. At all Committee meetings, a majority of the then-current members of the Committee shall constitute a quorum.

The Committee shall keep written minutes of its meetings and record such minutes with the books and records of the Company. Minutes of each meeting will be distributed to the members of the Board.

E.	Independent Advice

The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities and duties as described above, and may seek, retain, and terminate any accounting, legal, consulting, or other expert advice from a source independent of management, at the expense of the Company, with notice to the Chairman of the Board and the CEO. In furtherance of the foregoing, the Committee shall have the sole authority to retain and terminate any compensation consultant to be used to assist in the evaluation of director, CEO, or executive officer compensation and shall have the sole authority to approve the consultant’s fees and other retention terms.

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IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PREFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
PROXY — SIMON WORLDWIDE, INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS — JULY 19, 2007
     The undersigned stockholder of Simon Worldwide, Inc. hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and related Proxy Statement, revokes any prior proxies, and appoints J. Anthony Kouba and Terrence Wallock, or any of them, each with full power to act alone, the attorney and proxy for the undersigned with power of substitution in each to act for and to vote, as designated below, with the same force and effect as the undersigned, all shares of Simon Worldwide, Inc. common stock or preferred stock standing in the name of the undersigned at the Annual Meeting of Stockholders of Simon Worldwide, Inc. to be held at the Los Angeles Airport Marriott Hotel, 5855 W. Century Boulevard, Los Angeles, California on July 19, 2007 at 10:00 a.m., local time, and any adjournments thereof.
     WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED “FOR” THE NOMINEES FOR DIRECTOR AND “AGAINST” THE NON-BINDING STOCKHOLDER PROPOSAL REGARDING RECAPITALIZATION. THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER’S BEST JUDGMENT AS TO ANY OTHER MATTERS.
     SEE REVERSE SIDE. IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS, JUST SIGN ON THE REVERSE SIDE. YOU NEED NOT MARK ANY BOXES.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

Electronic Voting Instructions
You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR
Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on July 19, 2007.
Vote by Internet
•       Log on to the Internet and go to www.investorvote.com
•       Follow the steps outlined on the secure website
Vote by telephone
•       Call toll free 1-800-652-VOTE (8683) within the United States, Canada or Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call.
•       Follow the instructions provided by the recorded message.
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Please mark votes as in this example. ☑
Annual Meeting Proxy Card
IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PREFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
A. Proposals — The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1.
1.	Election of Directors.
(01) Joseph W. Bartlett
☐ FOR
☐ WITHHELD
(02) Allan I. Brown

☐ FOR
☐ WITHHELD
(03) Joseph Anthony Kouba
☐ FOR
☐ WITHHELD
(04) Greg Mays
☐ FOR
☐ WITHHELD
(05) Erika Paulson
☐ FOR
☐ WITHHELD
(06) Ira Tochner
☐ FOR
☐ WITHHELD
(07) Terrence Wallock
☐ FOR
☐ WITHHELD

2. Non-Binding Stockholder Proposal Regarding Recapitalization
☐ FOR
☐ AGAINST
☐ ABSTAIN

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OF THE MEETING.

B. Non-Voting Items

Change of Address — Please print new address below.

Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting ☐

C. Authorized Signatures — This section must be completed for your vote to be counted.
Date and Sign Below
Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian or custodian, please give full title.
Date (mm/dd/yyyy) — Please print date below.
[____/____/                        ]

Signature 1 — Please keep signature within the box.
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Signature 2 — Please keep signature within the box.
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